Chase Home Lending Mortgage Trust 2024-RPL4

Exhibit 99.1 - Schedule 1

EXECUTIVE SUMMARY

DESCRIPTION OF SERVICES

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”) performed certain due diligence services described below on conforming and non-conforming residential mortgages acquired from various parties. The review was conducted on behalf of JPMorgan Chase Bank N.A. (“Client”) during multiple transactions via files imaged and provided by JPMorgan Chase Bank, National Association for review (the “Review”).

The loans in the Review carried origination dates between January 2000 and August 2014.

(2) Sample size of the assets reviewed.

The Review was conducted on forty-four (44) mortgage loans with an aggregate original principal balance of approximately $12.267 million.

The mortgage loan review sample was broken down into the following review scopes:

■	“Compliance Review”:	43 mortgage loans

■	“Credit and Compliance Review”:	1 mortgage loan

■	“Payment History Review”:	38 mortgage loans

■	“Servicing Comment Review”:	37 mortgage loans

■	“Title Review”:	39 mortgage loans

■	“Data Integrity”:	44 mortgage loans

(3) Determination of the sample size and computation.

AMC is not aware of the overall sample size for the securitization as the Review only covered the portion of the loans in the securitization reviewed by AMC.

(4) Quality or integrity of information or data about the assets: review and methodology.

AMC compared data fields on the bid tape provided by Client to the data found in the actual file as captured by AMC. This comparison, when data was available, included the following data fields:

# of Units	Interest Rate Change Frequency	Original P&I
Appraised Value	Interest Rate Life Cap	Original PITI
Borrower First Name	Interest Rate Life Max	Original Term
Borrower Full Name	Interest Rate Life Min	Payment Change Frequency
Borrower Last Name	Lien Position	PMI Company
Borrower SSN	LTV Valuation Value	PMI Coverage %
Broker	Margin	Property Type
City	Maturity Date	Purpose
Coborrower First Name	Neg Am	Refi Purpose
Coborrower Last Name	Next Interest Rate Change Date	Representative FICO
Coborrower SSN	Next Payment Change Date	Rounding Factor
Contract Sales Price	Note Date	State
First Interest Rate Change Date	Occupancy	Street
First Payment Change Date	Original CLTV	Total Debt Ratio
First Payment Date	Original Interest Rate	Zip
Index Type	Original Loan Amount
Interest Only	Original LTV

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Additionally, AMC verified (i) listed borrowers signed documents requiring signature, (ii) borrowers signing documents were eighteen (18) years or older at the time of the mortgage loan origination, (iii) that all riders required by the terms of the mortgage and mortgage note were attached to the respective document, and (iv) that social security numbers across documents were consistent.

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

Not applicable.

(6) Value of collateral securing the assets: review and methodology.

Not applicable.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

Please be advised that AMC did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which AMC is relying in reaching such findings.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by AMC.

AMC reviewed each mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the mortgage loan complies with:

FOR APPLICATION DATES BEFORE JANUARY 10, 2014 (43 mortgage loans)

(I) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:

a)	Rescission (§1026.23):

i)	failure to provide the right of rescission notice;

ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);

iii)	errors in the right of rescission notice;

iv)	failure to provide the correct form of right of rescission notice;

v)	failure to provide the three (3) business day rescission period; and

vi)	any material disclosure violation on a rescindable loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures;

b)	TIL Disclosure (§§1026.17, 18 and 19) as applicable for loans with application dates prior to October 3, 2015:

i)	review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);

ii)	proper execution by all required parties;

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iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and
iv)	timing of initial and re-disclosed TIL(s);
c)	Tolerances (§§1026.18, 22 and 23):
i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and
ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge;
d)	High-cost Mortgage (§§1026.31, 32 and 33):
i)	points and fees threshold test;
ii)	APR threshold test;
iii)	prepayment penalty test; and
iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage;
e)	Higher-priced Mortgage Loan (§1026.35):
i)	APR threshold test; and
ii)	compliance with the escrow account and appraisal requirements;

(II) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:

a)	Good Faith Estimate (GFE) (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm the presence of the current GFE form in effect at the time of origination;
ii)	verify GFE was provided to the borrower(s) within three (3) business days of application;
iii)	verify all sections of the GFE were accurately completed and that information was reflected in the appropriate locations;
iv)	determine whether a valid and properly documented changed circumstance accompanies any changes to loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and
v)	confirm the presence of a settlement service provider list, as applicable.
b)	Final HUD-1/A Settlement Statement (HUD) (§1024.8) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm current applicable HUD form was provided;
ii)	determination that the loan file contains the final HUD;
iii)	escrow deposit on the final HUD matches the initial escrow statement amount; and
iv)	verify all sections of the final HUD were accurately completed and that information was reflected in the appropriate locations.
c)	GFE and Final HUD Comparison (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	review changes disclosed on the last GFE provided to the borrower(s) to determine that such changes were within the allowed tolerances;
ii)	confirm loan terms and fees disclosed on the third page of the final HUD accurately reflect how such items were disclosed on the referenced GFE, page 2 of the final HUD and loan documents; and
iii)	review any documented cure of a tolerance violation to determine that the proper reimbursement was made and a revised HUD was provided at or within 30 days of settlement.
d)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i)	confirm the presence of the Servicing Disclosure Statement form in the loan file;
ii)	verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;
iii)	confirm the presence of the Special Information Booklet in the loan file or that the loan file contains documentary evidence that the disclosure was provided to the borrower;
iv)	confirm the Special Information Booklet was provided within three (3) business days of application;
v)	confirm the presence of the Affiliated Business Arrangement Disclosure in the loan file in the event the lender has affiliated business arrangements;
vi)	confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of application;

vii)	confirm the Affiliated Business Arrangement Disclosure is executed; and

viii)	confirm the presence of the Initial Escrow Disclosure Statement in the loan file and proper timing.

(III) The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

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(IV) The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” loans, “covered” loans, “higher-priced” loans, “home” loans or any other similarly designated loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

(V) Federal and state specific late charge and prepayment penalty provisions;

(VI) Document Review

AMC reviewed each mortgage loan file and verified if the following documents, if applicable, for the Review scope in question at the time of review, were included in the file and if the data on these documents was consistent:

■	Initial application (1003);

■	Final application (1003);

■	Note;

■	Appraisal;

■	Sales contract;

■	Title/Preliminary Title;

■	Initial TIL;

■	Final TIL;

■	Final HUD-1;

■	Initial and final GFE’s;

■	Right of Rescission Disclosure;

■	Mortgage/Deed of Trust;

■	Mortgage Insurance;

■	Tangible Net Benefit Disclosure;

■	FACTA disclosures; and

■	Certain other disclosures related to the enumerated tests set forth herein.

FOR APPLICATION DATES ON OR AFTER JANUARY 10, 2014 (1 mortgage loan)

For mortgage loans with application dates on or after January 10, 2014 additional compliance testing was applicable and conducted by AMC. Testing during this period included all items as referenced in the FOR APPLICATION DATES BEFORE JANUARY 10, 2014 section above plus:

(VII) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026 testing included:

a)	With respect to brokered loans, the Prohibitions and Restrictions related to Loan Originator Compensation and Steering (§1026.36):

i)	review relevant documentation to determine if compensation to a Loan Originator was based on a term of the transaction;

ii)	review relevant document to determine if there was dual compensation; and

iii)	review the presence of the loan option disclosure and to determine if the Steering Safe Harbor provisions were satisfied.

(1)	Note: Where available, AMC reviewed the relevant documents in the loan file and, as necessary, attempted to obtain the loan originator compensation agreement and/or governing policies and procedures of the loan originator. In the absence of the loan originator compensation agreement and/or governing policies and procedures, AMC’s review was limited to formal general statements of entity compliance provided by the loan originator, if any. These statements, for example, were in the form of a letter signed by the seller correspondent/loan originator or representations in the mortgage loan purchase agreement between the Client and seller correspondent;

b)	Homeownership counseling (§1026.36):

i)	determine if the creditor obtained proof of homeownership counseling in connection with a loan to a first time homebuyer that contains a negative amortization feature;

c)	Mandatory Arbitration Clauses (§1026.36):

i)	determine if the terms of the loan require arbitration or any other non-judicial procedure to resolve any controversy or settle any claims arising out of the transaction;

d)	Prohibition on Financing Credit Insurance (§1026.36):

i)	determine if the creditor financed, directly or indirectly, any premiums or fees for credit insurance; and

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e)	Nationwide Mortgage Licensing System (NMLS) & Registry ID on Loan Documents (§1026.36):

i)	review for presence of loan originator organization and individual loan originator name and NMLSR ID, as applicable, on the credit application, note or loan contract, security instrument, Loan Estimate and Closing Disclosure; and

ii)	verify the data against the NMLSR database, as available.

(VIII) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:

a)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):

i)	confirm that the creditor provided the borrower a list of homeownership counseling organizations within three (3) business days of application; and

ii)	confirm that the list of homeownership counseling organizations was obtained no earlier than 30 days prior to when the list was provided to the loan applicant.

(IX) Sections 1411 and 1412 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) amending TILA, as implemented by Regulation Z, 12 C.F.R. 1026.43, as set forth below:

a)	The general Ability to Repay (ATR) underwriting standards (12 C.F.R. 1026.43(c));

b)	Refinancing of non-standard mortgages (12 C.F.R. 1026.43(d));

c)	Qualified Mortgages (QM) (12 C.F.R. 1026.43(e) (including qualified mortgages as separately defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.); and

d)	Balloon-payment qualified mortgages made by certain creditors (12 C.F.R. 1026.43(f)).

AMC reviews applicable loans for compliance with the ATR and QM rule requirements based upon each loan’s originator designation (Safe Harbor QM, Higher-priced QM, Temporary SHQM, Temporary HPQM, Non-QM, Exempt from ATR). AMC determines the loan’s status under the ATR or QM rule requirements and assigns a due diligence loan designation. Generally, AMC notes as a material exception if the due diligence findings do not confirm the originator’s loan designation. Additionally, AMC notes if an originator loan designation was not provided.

Qualified Mortgage

With respect to QM (Safe Harbor and Higher-priced) designated loans, AMC reviews the loan to determine whether, based on available information in the loan file: (i) the loan contains risky loan features and terms (e.g. an interest only feature or negative amortization), (ii) the “points and fees” exceed the applicable QM threshold, (iii) the monthly payment was calculated appropriately, (iv) the creditor considered and verified income or assets at or before consummation, (v) the creditor appropriately considered debt obligations, alimony and child support, and (vi) at the time of consummation, if the debt-to-income ratio exceeds 43% (calculated in accordance with Appendix Q to Regulation Z). This portion of the Review includes a recalculation of all income and liabilities with attention to the appropriate documentation of each source.

If a loan was designated as QM and identified as eligible for guarantee, purchase, or insurance by an applicable agency as permitted under the QM final rule, AMC reviews the loan to determine whether, based on available information in the loan file the loan satisfied (i), (ii) and (iii) in the preceding paragraph and reviews the Automated Underwriting System output within the file to confirm agency eligibility.

For each QM designated loan that satisfied the applicable requirements enumerated above, AMC then determines whether the loan is a Safe Harbor QM or Higher Priced QM by comparing the loan’s actual annual percentage rate, as recalculated, to the applicable average prime offer rate plus a certain applicable percentage.

The Review also includes determining, as applicable, whether a loan is a qualified mortgage as defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.).

For each QM designated loan that does not satisfy the applicable requirements enumerated above, AMC then determines whether the loan complies with the ATR rule consideration and verification requirements and provides a due diligence designation of Non-QM compliant or non-compliant.

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General Ability to Repay

AMC reviews the loan to determine whether, based on available information in the loan file, the creditor considered, as applicable, the following eight underwriting factors, and verified such information using reasonably reliable third-party records, at or before consummation: (i) the consumer's current or reasonably expected income or assets, (ii) if the creditor relied on income from the consumer's employment in determining repayment ability, the consumer's current employment status; (iii) the consumer's monthly payment; (iv) the consumer's monthly payment on any simultaneous loan that the creditor knows or has reason to know will be made; (v) the consumer's monthly payment for mortgage-related obligations; (vi) the consumer's current debt obligations, alimony, and child support; (vii) the consumer's monthly debt-to-income ratio or residual income; and (viii) the consumer's credit history. This portion of the Review also focuses on full recalculation of income and debts, as well as the documentation provided to support each item used in originator’s determination of the ability to repay.

Note: for loans designated as QM – agency eligible, AMC will not review for compliance with the requirements of Appendix Q or General Ability to Repay.

AMC reviews loans to determine their conformity with the ATR/QM factors above, and is not rendering an independent assessment or opinion, warranting or representing that a loan will be deemed to conform to Safe Harbor, Rebuttable Presumption, ATR or other status based on any additional or revised factors that may be considered by legislative, regulatory, administrative or judicial authorities (“Authorities”). AMC does not represent or warrant that the factors for which it is reviewing the loans constitute all of the factors and/or criteria that Authorities may consider in determining the status of a loan. AMC’s review is based on information contained in the loan file at the time it is provided to AMC to review, and only reflects information as of that point in time.

(X) The Equal Credit Opportunity Act, as implemented by Regulation B, 12 C.F.R. Part 1002, as set forth below:

a)	Providing Appraisals and Other Valuations (12 C.F.R. 1002.14):

i)	timing and content of the right to receive copy of appraisal disclosure;

ii)	charging of a fee for a copy of the appraisal or other written valuation;

iii)	timing of creditor providing a copy of each appraisal or other written valuation;

iv)	with respect to a borrower that has waived the three (3) business day disclosure requirement, confirm that the borrower has signed the waiver or other acknowledgment at least three (3) business days prior to consummation; and (2) confirm that the lender has provided copies of appraisals and other written valuations at or prior to consummation.

(XI) FIRREA Review

AMC confirmed that the appraiser and the appraisal made by such appraiser both satisfied the requirements of Title XI of FIRREA. Specifically, AMC reviewed the appraisal for conformity to industry standards, including ensuring the appraisal was complete, that the comparables and adjustments were reasonable and that pictures were provided and were accurate.

(8) Other: review and methodology.

The final review results reflected in the Overall Review Results Summary herein may include additional exceptions identified after AMC’s initial review was completed where loan level issues were identified by external parties as a result of separate, distinct quality control evaluation of the loan files. In such cases, any additional exceptions cited by any such quality control evaluation would either be reflected (i) as an open exception or (ii) remediated if required documentation and/or curative actions were provided to AMC. The exception totals reflected herein, and corresponding Exception Rating, include exceptions that were so subsequently identified, if any. Please note that only a limited number of loans, if any, reflected in the Review Results Summary were subject to such external quality control evaluations.

Collection Comment Review: AMC performed a collection comment review utilizing individual mortgage loan collection comments provided by the servicers in order to provide a brief summary outlining current performance status, the borrower’s ability to pay, relative future/current risk (including hardship, life changes, etc.), possible servicer remedies, loss mitigation efforts, and modifications.

Payment History Review: AMC performed a review utilizing individual mortgage loan payment history reports provided by the servicers. Using the MBA methodology, AMC created a payment string using a 36 month look back period for each mortgage loan within the payment history population.

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Title Review: As requested by the Client, a title review was included in SitusAMC’s scope of review. To facilitate this review, the Client provided SitusAMC with identifying data on the population of mortgage loans. Data provided by the client, included mortgage loan and servicer identification numbers as well as subject property address, borrower names, origination date, original mortgage loan amount for the subject mortgage and title policies from origination as it relates to the subject mortgage. Using the data provided, SitusAMC ordered a current owner’s title search on these mortgage loans through a service provider. Upon receipt and review of the current owner’s title search results, SitusAMC identified whether or not the subject mortgage was of record, whether any deed vesting concerns of substance were present, and whether the title search report revealed any liens and/or judgments which could affect the seniority of the subject mortgage, including potentially superior post origination liens and/or judgments such as Property Tax Liens, Municipal Liens, and Association Super Liens. SitusAMC reviewed the title policies for all liens and/or judgments that were recorded before the recordation of the subject mortgage to determine if any identifiable liens and/or judgments were listed as an exception on schedule B of the applicable title policies.

(9) Disclaimer

Except as expressly enumerated above, please be advised that SitusAMC has not performed any review to determine whether the mortgage loans covered in this Report complied with federal, state or local laws, constitutional provisions, regulations, ordinances or any other laws or guidance, including, without limitation, licensing and general usury laws (“Applicable Law”). Further, there can be no assurances that in performing the review and preparing this Report that SitusAMC has uncovered all relevant factors and potential issues relating to the origination of the mortgage loans, their compliance with Applicable Law, or the original appraisals relating to the mortgaged properties, or that SitusAMC has uncovered all relevant factors that could affect the future performance of the mortgage loans. Please note that the results set forth in this Report are dependent upon receipt of complete and accurate data regarding the mortgage loans from mortgage loan originators, sponsors, issuers, underwriters, and other third parties upon which SitusAMC is relying in reaching such results. Except as expressly stated herein, SitusAMC did not verify the data relied upon in performing its review and producing this Report. In addition, the findings and conclusions set forth in this Report are provided on an “as is” basis and are based on available information and Applicable Law as of the date of this Report, and SitusAMC does not undertake any obligation to update or provide any revisions to this Report to reflect events, circumstances, changes in Applicable Law, or changes in expectations after the date this Report was issued.

Please be further advised that SitusAMC does not employ personnel who are licensed to practice law in the various jurisdictions covered in this Report, and the results set forth in this Report do not constitute legal advice or legal opinions whatsoever. The findings are recommendations or conclusions based on information provided to SitusAMC, and are not statements of fact or legal conclusions. Information contained in the Report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the Report based on certain factors, including the facts and circumstances of an individual mortgage loan. The authorities administering the Applicable Law that was part of the review have broad discretionary powers which may permit such authorities, among other things, to withdraw exemptions accorded by statute or regulation, to impose additional requirements or to reach a conclusion that is not consistent with the results set forth in the Report. All decisions as to whether to issue, purchase, hold, sell or otherwise transact in securities backed by the mortgage loans reviewed in this Report, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such securities, shall be made solely by the parties to or investors in the transaction. The results set forth in this Report do not constitute tax or investment advice. The scoring models in this Report are designed to identify potential risk in the securities backed by the mortgage loans reviewed, and each party or investor assumes sole responsibility for determining the suitability of the information for its particular use. SitusAMC does not make any representation or warranty (express or implied) as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by SitusAMC.

SUMMARY OF FINDINGS & CONCLUSIONS OF REVIEW

The NRSRO criteria referenced for this report and utilized for grading descriptions is based upon the requirements of DBRS, Inc. (“DBRS”), Fitch Ratings, Inc. (“Fitch”), Kroll Bond Rating Agency, LLC. (“KBRA”), and Moody’s Investors Service, Inc. (“Moody’s”).

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OVERALL REVIEW RESULTS SUMMARY (44 Mortgage Loans)

There were forty-four (44) mortgage loans in the securitization population reviewed by AMC. After all documents were presented, under the applicable NRSRO grading criteria, all forty-four (44) loans had an Overall Review “B” grade or higher.

Final Grade	# of Loans	% of Loans
A	6	13.64%
B	38	86.36%
C	0	0.00%
D	0	0.00%

Exception Type	Final Exception Rating	Exception Category	Total
Compliance	B	TILA	28
		Missing Application Date	25
		RESPA	11
		TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	4
		State Defect	4
		FACTA	4
		Missing, Incorrect, or Incomplete GFE	4
		State Late Charge	3
		Missing Non-Required Data	3
		Misc. State Level	3
		Final TIL Estimated	3
		Missing Disclosure	1
		LTV Test	1
		Missing, Incorrect, or Incomplete Final TIL	1
		Loan Package Documentation	1
		Total Compliance Grade (B) Exceptions:	96
Total Compliance Exceptions:			96
Credit	B	Loan Package Documentation	3
		Total Credit Grade (B) Exceptions:	3
Total Credit Exceptions:			3
Grand Total:			99

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TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the forty-four (44) loans mortgage loans reviewed, forty-two (42) loans (95.45%) mortgage loans had tape discrepancies across twenty-one (21) unique data fields. The most common tape discrepancies were Original Interest Rate, Property Type, Index Type, Maturity Date and Margin.

Field Label	Loans With Discrepancy	Total Times Compared	% Variance	# Of Loans
# of Units	0	26	0.00%	44
Appraised Value	1	8	12.50%	44
Borrower First Name	0	16	0.00%	44
Borrower Full Name	4	4	100.00%	44
Borrower Last Name	1	16	6.25%	44
Borrower SSN	2	7	28.57%	44
Broker	0	1	0.00%	44
City	0	38	0.00%	44
Coborrower First Name	0	3	0.00%	44
Coborrower Last Name	0	3	0.00%	44
Coborrower SSN	0	2	0.00%	44
Contract Sales Price	1	4	25.00%	44
First Interest Rate Change Date	0	1	0.00%	44
First Payment Change Date	0	1	0.00%	44
First Payment Date	0	25	0.00%	44
Index Type	16	17	94.12%	44
Interest Only	3	17	17.65%	44
Interest Rate Change Frequency	0	1	0.00%	44
Interest Rate Life Cap	0	1	0.00%	44
Interest Rate Life Max	0	1	0.00%	44
Interest Rate Life Min	0	1	0.00%	44
Lien Position	0	31	0.00%	44
LTV Valuation Value	0	14	0.00%	44
Margin	16	18	88.89%	44
Maturity Date	16	17	94.12%	44
Neg Am	2	7	28.57%	44
Next Interest Rate Change Date	0	1	0.00%	44
Next Payment Change Date	0	1	0.00%	44
Note Date	11	42	26.19%	44
Occupancy	0	39	0.00%	44
Original CLTV	0	19	0.00%	44
Original Interest Rate	20	42	47.62%	44
Original Loan Amount	0	43	0.00%	44
Original LTV	0	26	0.00%	44
Original P&I	12	15	80.00%	44
Original PITI	1	1	100.00%	44
Original Term	4	4	100.00%	44
Payment Change Frequency	0	1	0.00%	44
PMI Company	1	1	100.00%	44
PMI Coverage %	1	1	100.00%	44
Property Type	17	39	43.59%	44
Purpose	0	43	0.00%	44
Refi Purpose	2	10	20.00%	44
Representative FICO	0	1	0.00%	44
Rounding Factor	0	1	0.00%	44
State	0	38	0.00%	44
Street	8	37	21.62%	44
Total Debt Ratio	0	1	0.00%	44
Zip	1	38	2.63%	44
Total	140	724	19.34%	44

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PAYMENT HISTORY REVIEW SUMMARY (38 Mortgage Loans)

A Payment History Review was conducted on thirty-eight (38) mortgage loans. All but 1 of the 38 Mortgage loans subjected to the Payment History Review had complete pay history strings. In total, 6 mortgage loans (15.79%) showed at last one delinquency within the look back period.

Category	# of Mortgage Loans	% of Mortgage Loans
No Delinquency, No Missing Data	31	81.58%
Delinquency, No Missing Data	6	15.79%
No Delinquency, At Least One Month Missing	1	2.63%
Delinquency, At Least One Month Missing	0	0.00%
Total	38	100.00%

COLLECTION COMMENT REVIEW SUMMARY (37 Mortgage Loans)

AMC conducted a Collection Comment Review on thirty-seven (37) mortgage loans. Of the mortgage loans subject to the collection comment review, thirty-six (36) mortgage loans (97.30%) triggered an EV1 or EV2 exception level and one mortgage loan (2.70%) triggered an EV3 exception level.

Servicing Review Grade	Loan Count	% of Loans
3	1	2.70%
2	2	5.41%
1	34	91.89%
Total	37	100.00%

Exception Type	Exception Grade	Exception	Total
Comment	3	Mortgagor Working w/ 3rd Party Group	1
		Total Comment Grade (3) Exceptions:	1

SitusAMC TITLE REVIEW SUMMARY (39 Mortgage Loans)

As part of the due diligence services, the Client provided SitusAMC with identifying data on 39 mortgage loans. Based on the scope of review set forth herein, the critical findings are summarized as follows:

●	There are no potential issues concerning origination deed vesting.

●	No unresolved Super Position HOA Liens recorded after the subject mortgage which were entitled to limited or full lien priority over the subject mortgage were identified.

●	Except with respect to 5 Municipal Liens across 1 mortgage loan file, no unresolved Municipal Liens which had limited or full lien priority over the subject mortgage were located.

●	No unresolved Property Tax Liens which had limited or full lien priority over the subject mortgage were located.

●	All Prior Liens identified in our review have been resolved.

●	Except with respect to 1 Prior Mortgage across 1 mortgage loan file which were recorded prior to the subject mortgage, all Prior Mortgages identified in our review have been resolved. With respect to the 1 Prior Mortgage across 1 mortgage loan files, the 1 Prior Mortgage was determined to be mitigated as the mortgage loan files contain a Title Policy on which there are no stated exceptions which explicitly preclude coverage.

●	As to any Miscellaneous Items of substance, the items in this category typically defy standard categorization or summarization and are individually detailed.

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ADDITIONAL LOAN POPULATION SUMMARY*

*Tables may not add to 100% due to rounding.

Amortization Type	Loan Count	% of Loans	Original Balance	% of Balance
Fixed	15	34.09%	$3,470,329.00	28.29%
Adjustable	29	65.91%	$8,797,053.00	71.71%
Total	44	100.00%	$12,267,382.00	100.00%

Lien Position	Loan Count	% of Loans	Original Balance	% of Balance
1	44	100.00%	$12,267,382.00	100.00%
Total	44	100.00%	$12,267,382.00	100.00%

Loan Purpose	Loan Count	% of Loans	Original Balance	% of Balance
Cash Out: Debt Consolidation	8	18.18%	$1,471,005.00	11.99%
Cash Out: Home Improvement/Renovation	1	2.27%	$460,400.00	3.75%
Cash Out: Other/Multi-purpose/Unknown Purpose	12	27.27%	$3,245,750.00	26.46%
First Time Home Purchase	5	11.36%	$1,745,150.00	14.23%
Other-than-first-time Home Purchase	11	25.00%	$3,192,553.00	26.02%
Rate/Term Refinance - Borrower Initiated	7	15.91%	$2,152,524.00	17.55%
Total	44	100.00%	$12,267,382.00	100.00%

Original Term	Loan Count	% of Loans	Original Balance	% of Balance
121-180 Months	2	4.55%	$675,500.00	5.51%
181-240 Months	1	2.27%	$80,200.00	0.65%
241-360 Months	37	84.09%	$9,646,782.00	78.64%
361+ Months	4	9.09%	$1,864,900.00	15.20%
Total	44	100.00%	$12,267,382.00	100.00%

Property Type	Loan Count	% of Loans	Original Balance	% of Balance
Single Family Detached	19	43.18%	$5,698,227.00	46.45%
Condo, Low Rise	2	4.55%	$329,500.00	2.69%
Condo, High Rise	1	2.27%	$203,000.00	1.65%
PUD	8	18.18%	$1,941,205.00	15.82%
Single-wide Manufactured Housing	4	9.09%	$400,300.00	3.26%
2 Family	4	9.09%	$1,529,900.00	12.47%
3 Family	2	4.55%	$589,750.00	4.81%
4 Family	2	4.55%	$775,000.00	6.32%
Other	1	2.27%	$465,500.00	3.79%
Unavailable	1	2.27%	$335,000.00	2.73%
Total	44	100.00%	$12,267,382.00	100.00%

Occupancy	Loan Count	% of Loans	Original Balance	% of Balance
Primary	36	81.82%	$10,020,982.00	81.69%
Investment	7	15.91%	$2,043,400.00	16.66%
Second Home	1	2.27%	$203,000.00	1.65%
Total	44	100.00%	$12,267,382.00	100.00%

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